1 ONEOK, INC. EQUITY INCENTIVE PLAN RESTRICTED UNIT AWARD AGREEMENT This Restricted Unit Award Agreement (the “Agreement”) is entered into as of the ____ day of __________, 2024 by and between ONEOK, Inc. (the “Company”) and (the “Grantee”), an employee of the Company or a Subsidiary thereof and participant in the ONEOK, Inc. Equity Incentive Plan (the “Plan”), pursuant to the terms of the Plan. 1. Restricted Unit Award. This Agreement and the Notice of Restricted Unit Award and Agreement dated February 21, 2024, a copy of which is attached hereto and incorporated herein by reference, establishes the terms and conditions for the Company’s grant of an Award of Restricted Units (the “Award”) to the Grantee pursuant to the Plan. This Agreement, when executed by the Grantee, constitutes an agreement between the Company and the Grantee. Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Plan. 2. Restricted Period; Vesting. The Restricted Units granted pursuant to the Award will vest in accordance with the following terms and conditions: (a) Grantee’s rights with respect to the Restricted Units shall be restricted during the period beginning February 21, 2024 (the “Grant Date”), and ending on February 17, 2027 (the “Restricted Period”). (b) Except as otherwise provided in Sections 2(d) and 2(e) of this Agreement or in the Plan, the Grantee shall vest in the Restricted Units granted by this Award (including any Dividend Equivalents, as described below) on the last day of the Restricted Period if the Grantee’s employment by the Company and its Subsidiaries does not terminate during the Restricted Period. Upon vesting, the Grantee shall become entitled to receive one (1) share of the Company’s common stock (“Common Stock”) for each such Restricted Unit, which shall be distributed in accordance with Section 5. No fractional shares shall be issued, and any amount attributable to a fractional share shall instead be withheld to satisfy any withholding tax obligation. (c) Subject to Section 2(e), if the Grantee’s employment with the Company and its Subsidiaries terminates prior to the end of the Restricted Period by reason of (i) voluntary termination other than Retirement or (ii) involuntary Termination for Cause, the Grantee shall forfeit all right, title and interest in the Restricted Units and any Common Stock otherwise payable pursuant to this Agreement. For purposes of this Agreement, employment with any Subsidiary of the Company shall be treated as employment with the Company. Likewise, a termination of employment shall not be deemed to occur by reason of a transfer of employment between the Company and any Subsidiary. (d) In the event of termination of the Grantee’s employment with the Company and its Subsidiaries during the Restricted Period by reason of (i) involuntary termination other than a Termination for Cause, (ii) Retirement, (iii) Disability or (iv) death, then the Restricted Units shall vest, on the date of the Grantee’s termination of employment, in an amount equal to the number Exhibit 10.24

2 of Restricted Units granted pursuant to this Award, prorated based on the period of time that the Grantee was employed during the Restricted Period, as determined by the Committee in its discretion. (e) Unless the Committee provides otherwise prior to a Change in Control, in the event of a Change in Control (as defined below), the vesting or forfeiture of the Restricted Units will be subject to the terms and conditions of Article 11 of the Plan. (f) For purposes of the Award and this Agreement, (i) A “voluntary termination” shall mean that the Grantee had an opportunity to continue employment with the Company, but did not do so. (ii) An “involuntary termination” shall mean that the Company has ended the Grantee’s employment without the Grantee having an opportunity to continue employment with the Company. (iii) “Termination for Cause” of the Grantee’s employment shall mean that the Company has ended such employment by reason of (i) the Grantee’s conviction in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, (ii) the Grantee’s violation of any covenant, agreement or obligation not to disclose confidential information regarding the business of the Company, (iii) any violation by the Grantee of any covenant not to compete with the Company, (iv) any act of dishonesty by the Grantee which adversely effects the business of the Company, (v) any willful or intentional act of the Grantee which adversely affects the business of, or reflects unfavorably on the reputation of the Company, including any material breach of a Company policy (determined in the discretion of the Company) (vi) the Grantee’s use of alcohol or drugs which interferes with the Grantee’s duties as an employee of the Company, or (vii) the Grantee’s failure or refusal to perform the specific directives of the Company’s Board of Directors or officers. (iv) “Retirement” shall mean a voluntary termination of employment with the Company if the Grantee has both completed five (5) years of service with the Company and attained age fifty (50). “Years of service” for this purpose excludes any service with any predecessor employer that was not considered within the controlled group (determined in accordance with Code Section 414(c)) of the Company as of the Grant Date, unless explicitly required by the agreement executed in connection with such asset or stock acquisition, merger or other similar transaction. (v) “Disability” shall have the meaning provided in the Plan. (vi) The term “Change in Control” shall have the meaning provided in the Plan unless the Award is or becomes subject to Code Section 409A, in which event the term “Change in Control” shall mean a Change in Control as defined in the Plan that also qualifies as a “change in control event” as defined in Treasury Regulations Section 1.409A-3(i)(5). (vii) “Clawback Policy” shall mean any applicable clawback policy approved by the Board of Directors or the Committee, as in effect from time to time, whether approved before or after the Grant Date.

3 3. Dividend Equivalents. During the Restricted Period, before payment or forfeiture of the Award, the Award will be increased by a number of additional Restricted Units (“Dividend Equivalents”) representing all cash dividends that would have been paid to the Grantee if one share of Common Stock had been issued to the Grantee on the Grant Date for each Restricted Unit granted pursuant to this Agreement. The Dividend Equivalents credited during the Restricted Period will include fractional shares; provided, however, the shares of Common Stock actually issued upon vesting of the Dividend Equivalents shall be paid only in whole shares of Common Stock, and any fractional shares of Common Stock in an amount of cash equal to the Fair Market Value of such fractional shares of Common Stock shall be withheld to satisfy any withholding tax obligation. Dividend Equivalents shall be subject to the same vesting provisions and other terms and conditions of this Agreement, and shall be paid on the same date, as the Restricted Units to which they are attributable. Moreover, references in this Agreement to Restricted Units shall be deemed to include any Restricted Units attributable to Dividend Equivalents. 4. Non-Transferability of Restricted Units. (a) The Restricted Units may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of by Grantee or any other person. Any such attempt shall be wholly ineffective and will result in immediate forfeiture of all such amounts. (b) Notwithstanding the foregoing, the Grantee may transfer any part or all rights to the Restricted Units to members of the Grantee’s immediate family, to one or more trusts for the benefit of such immediate family members or to partnerships in which such immediate family members are the only partners, in each case only if the Grantee does not receive any consideration for the transfer. In the event of any such transfer, the Restricted Units shall remain subject to the terms and conditions of this Agreement. For any such transfer to be effective, the Grantee must provide prior written notice thereof to the Committee or its delegate, unless otherwise authorized and approved by the Committee or its delegate, in its sole discretion; and the Grantee shall furnish to the Committee or its delegate such information as it may request with respect to the transferee and the terms and conditions of any such transfer. For purposes of this Agreement, “immediate family” shall mean the Grantee’s spouse, children and grandchildren. (c) The Grantee also may designate a Beneficiary, using the form attached hereto as Exhibit A or such other form as may be approved by the Committee or its delegate, to receive any rights of the Grantee which may become vested in the event of the death of the Grantee under procedures and in the form established by the Committee or its delegate. In the absence of such designation of a Beneficiary, any such rights shall be deemed to be transferred to the estate of the Grantee. 5. Distribution. (a) Subject to Section 14 of this Agreement and any payment restrictions under Code Section 409A or other applicable law, the Common Stock or cash (as determined by the Committee) the Grantee becomes entitled to receive upon vesting of any Restricted Units shall be distributed to the Grantee as soon as practicable after the applicable vesting date for such Restricted Units, as determined in accordance with Section 2, but in any event within 70 days after the

4 applicable vesting date. The Grantee shall not be permitted, directly or indirectly, to designate the form of payment or the taxable year in which any payment is to be made. 6. Administration of Award; Ratification of Actions. The Award shall be subject to such other rules as the Committee, in its sole discretion, may determine to be appropriate with respect to administration thereof. This Agreement shall be subject to discretionary interpretation and construction by the Committee. Day-to-day authority and responsibility for administration of the Plan, the Award and this Agreement have been delegated to the Company’s Benefit Plan Administration Committee and its authorized representatives, and all actions taken thereby shall be entitled to the same deference as if taken by the Committee itself. The Grantee shall take all actions and execute and deliver all documents as may from time to time be requested by the Committee. By receiving this Award or other benefit under the Plan, the Grantee and each person claiming under or through the Grantee shall conclusively be deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan or the Award by the Company, the Board of Directors, the Committee or the Benefit Plan Administration Committee. 7. Tax Liability and Withholding. The Grantee agrees to pay to the Company, or make other arrangements satisfactory to the Company to provide for the payment of any applicable federal, state or local income, employment, social security, Medicare or other withholding tax obligation arising in connection with the grant, vesting, or settlement of the Award. The Company shall have the right, without the Grantee’s prior approval or direction, to satisfy such withholding tax obligation by withholding such taxes from other compensation payable to the Grantee or by withholding all or any part of the shares of Common Stock or cash that would otherwise be distributed or paid to the Grantee, with any shares of Common Stock so withheld to be valued at the Fair Market Value on the date of such withholding, or by requiring the Grantee to deliver a check payable to the Company in the amount of such obligation. Any payment of required withholding taxes in the form of Common Stock shall not exceed the maximum amount of tax that may be required to be withheld by law (or such other amount that would result in an accounting charge with respect to such shares used to pay such taxes). Notwithstanding the foregoing, the ultimate liability for Grantee’s share of all tax withholding is the Grantee’s responsibility, and the Company makes no tax-related representations in connection with the grant or vesting of Restricted Units or the distribution of Common Stock or cash to Grantee. 8. Adjustment Provisions. If, prior to the expiration of the Restricted Period, any change is made to the outstanding Common Stock or in the capitalization of the Company, the Restricted Units granted pursuant to this Award shall be equitably adjusted or terminated to the extent and in the manner provided under the terms of the Plan. 9. Clawbacks. (a) The Grantee acknowledges and agrees that the Restricted Units payable under this Award are subject to any applicable Clawback Policy. To the extent permitted by applicable law, including without limitation Code Section 409A, the Restricted Units payable under this Award are subject to offset in the event that the Grantee has an outstanding clawback, recoupment or forfeiture obligation to the Company under the terms of an applicable Clawback Policy. In the event of a clawback, recoupment or forfeiture event under an applicable Clawback Policy, the amount required to be clawed back, recouped or forfeited pursuant to such policy, shall be deemed

5 not to have been earned under the terms of the Plan, and the Company is entitled to recover from the Grantee the amount specified under the Clawback Policy to be clawed back, recouped, or forfeited (which amount, as applicable, shall be deemed an advance that remained subject to the Grantee satisfying all eligibility conditions for earning the Restricted Units). (b) If the Board of Directors or the Committee, as applicable, determines that clawback is required or appropriate under an applicable Clawback Policy, in addition to the recoupment methods available under the terms of an applicable Clawback Policy, to the extent permitted by applicable law, the Company shall, as determined by the Committee in its sole discretion, take any of the following actions: (i) seek repayment from the Grantee of any amounts or awards distributed under the Plan for so long as such amount or awards are subject to the terms of such Clawback Policy; (ii) reduce (subject to applicable law and the terms and conditions of the Plan or any other applicable plan, program, policy or arrangement) the amount that would otherwise be awarded or payable to the Grantee under the Award, the Plan or any other compensatory plan, program, or arrangement maintained by the Company; (iii) withhold payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices; or (iv) by any combination of the foregoing. The determination regarding the Grantee’s conduct, and repayment or reduction under this provision shall be within the sole discretion of the Committee and shall be final and binding on the Grantee and the Company. The Grantee, in consideration of the grant of the Award, and by the Grantee’s execution of this Agreement, acknowledges the Grantee’s understanding of this provision and hereby agrees to make and allow an immediate and complete repayment or reduction in accordance with this provision in the event of a call for repayment or other action by the Company or Committee to effect its terms with respect to the Grantee, the Award and/or any other compensation described in this Agreement. (c) Restricted Units are not considered earned, and the eligibility requirements with respect to the Restricted Units are not considered met, until all requirements of the Plan, this Agreement, and any Clawback Policy are met. 10. Insider Trading and Other Company Policies. The Grantee acknowledges and agrees that this Award is subject to all insider trading, share ownership and retention and other policies that the Board of Directors may adopt from time to time. 11. Stock Reserved. The Company shall at all times during the term of the Award reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the Award issued and granted to Grantee and the terms stated in this Agreement. It is intended by the Company that the Plan and shares of Common Stock covered by the Award are to be registered under the Securities Act of 1933, as amended, prior to the Grant Date; provided, that in the event such registration is for any reason not effective for such shares, the Grantee agrees that all shares acquired pursuant to the grant will be acquired for investment and will not be available for sale or tender to any third party. 12. No Rights as Shareholder. The issuance and transfer of Common Stock shall be subject to compliance by the Company and the Grantee with all applicable laws, rules, regulations and approvals. No shares of Common Stock shall be issued or transferred unless and until any

6 then-applicable legal requirements have been fully met or obtained to the satisfaction of the Company and its counsel. Except as otherwise provided in this Agreement, the Grantee shall have no rights as a shareholder of the Company in respect of the Restricted Units or Common Stock for which the Award is granted. The Grantee shall not be considered a record owner of shares of Common Stock with respect to the Restricted Units until the Common Stock is actually distributed to the Grantee. 13. Continued Employment; Employment at Will. In consideration of the Company’s granting the Award as incentive compensation to the Grantee pursuant to this Agreement, the Grantee agrees to all of the terms of this Agreement and to continue to perform services for the Company in a satisfactory manner as directed by the Company. However, no provision in this Agreement shall confer any right to the Grantee’s continued employment, limit the right of the Company to terminate the Grantee’s employment at any time or create any contractual right to receive any future awards under the Plan. Moreover, unless specifically provided under the terms thereof, the value of the Award will not be included as compensation or earnings when calculating the Grantee’s benefits under any employee benefit plan sponsored by the Company. 14. Code Section 409A. This Award and Agreement are intended to comply with Code Section 409A or an exemption therefrom and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Code Section 409A. Notwithstanding any other provision of the Agreement, any distributions or payments due hereunder that are subject to Code Section 409A may only be made upon an event and in a manner permitted by Code Section 409A. “Termination of employment” or words of similar import used in this Agreement shall mean, with respect to any payments of deferred compensation subject to Code Section 409A, a “separation from service” as defined in Code Section 409A. Each payment of compensation under this Agreement, including installment payments, shall be treated as a separate payment of compensation for purposes of applying Code Section 409A. Except as permitted under Code Section 409A, the Grantee may not, directly or indirectly, designate the calendar year of settlement, distribution or payment. To the extent that an Award is or becomes subject to Code Section 409A and the Grantee is a “specified employee” (within the meaning of Code Section 409A) who becomes entitled to a distribution on account of a separation from service, no payment shall be made before the date which is six (6) months after the date of the Grantee’s separation from service or, if earlier, the date of the Grantee’s death (the “Delayed Payment Date”), if required by Code Section 409A. The accumulated amounts shall be distributed or paid in a lump sum payment on the Delayed Payment Date unless the Delayed Payment Date is the date of the Grantee’s death, in which event the accumulated amounts shall be paid in a lump sum payment by December 31 following the year of the Grantee’s death. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Code Section 409A and shall not be liable for all or any taxes, penalties, interest or other expenses that may be incurred by the Grantee on account of non- compliance with Code Section 409A. 15. Entire Agreement; Severability; Conflicts. This Agreement contains the entire terms of the Award, and may not be changed other than by a written instrument executed by both parties or an amendment of the Plan, except where such change or modification does not adversely affect in a material way the terms of this Agreement, as provided in Section 15.4 of the Plan. This Agreement supersedes any prior agreements or understandings, and there are no other agreements

7 or understandings relating to its subject matter. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law. Should there be any inconsistency between the provisions of this Agreement and the terms of the Award as stated in the resolutions and records of the Board of Directors or the Plan, the provisions of such resolutions and records of the Board of Directors and the Plan shall control. 16. Successors and Assigns. The Award evidenced by this Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors, and assigns of the parties hereto. 17. Governing Law; Mandatory Claims Procedures. This Agreement shall be construed in accordance with, and subject to, the laws of the State of Oklahoma applicable to contracts made and to be entirely performed in Oklahoma and wholly disregarding any choice of law provisions or conflict of law principles that might otherwise be contrary to this express intent. If Grantee or any person acting on the Grantee’s behalf (in any case, the “Claimant”) has any claim or dispute related in any way to the Award or to the Plan, the Claimant must follow the claims and arbitration procedures set forth in Article 13 of the Plan. All claims must be brought no later than one (1) year following the date on which the facts forming the basis of the claim are known or should have been known by the claimant, whichever is earlier. Any claim that is not submitted within the applicable time limit shall be waived. The Grantee hereby acknowledges receipt of this Agreement, the Notice of Restricted Unit Award and Agreement and a copy of the Plan, and accepts the Award under the terms and conditions stated in this Agreement, subject to all terms and provisions of the Plan, by signing this Agreement as of the date indicated. In the absence of a signed acceptance, the Grantee will be deemed to have accepted this Award on the Grant Date, and all its associated terms and conditions, including the mandatory claims and arbitration procedures, unless the Grantee notifies the Company of the Grantee’s non-acceptance of the Award by contacting the stock plan administrator, in writing within sixty (60) days of the Grant Date. Date Grantee

A-1 Exhibit A Beneficiary Designation Form I, _________________________________ (“Plan Participant”), state that I am a participant in the ONEOK, Inc. Equity Incentive Plan, the ONEOK, Inc. Equity Compensation Plan, or any other stock compensation plan sponsored by ONEOK, Inc. (individually and collectively, the “Plan”), and the holder of one or more Awards granted to me under the Plan. With the understanding that I may change the following beneficiary designations at any time by furnishing written notice thereof to ONEOK, Inc.’s stock plan administrator (provided that such change does not affect the time and form of payment of any amounts subject to an existing deferral election), I hereby designate the following individuals (or entities) as my beneficiaries to receive any and all benefits payable to me under the Awards described below and to exercise all rights, benefits and features of the Awards described below, in accordance with the terms of the Plan and any associated award agreement, in the event of my death as follows: 1. Primary Beneficiary (Beneficiaries) The Primary Beneficiaries named below shall have first priority to any and all Awards described below and to exercise all rights, benefits and features of the Awards described below, in accordance with the terms of the Plan and any associated award agreement, in the event of my death. Name Relationship Percentage of Total If a designated Primary Beneficiary named dies or ceases to exist prior to receiving the share designated for such Primary Beneficiary, such share shall be allocated proportionately to other surviving and existing designated Primary Beneficiaries. 2. Contingent Beneficiary (or Beneficiaries) The Contingent Beneficiaries named below, if any, shall receive all Awards described below and to exercise, enjoy and receive all rights, benefits and features of the Awards described below (including Awards that I have elected to defer under the Plan or the ONEOK, Inc. 2005 Nonqualified Deferred Compensation Plan, if applicable) in accordance with the Plan and the terms and provisions of such Awards in the event of my death if no Primary Beneficiary named above survives or exists as of the date the Awards described below are to be paid. Name Relationship Percentage of Total

A-2 3. Awards Covered By Beneficiary Designation This Beneficiary Designation is applicable to and covers the following Awards: (Check one) _______ All Awards previously granted to me under the Plan and all Awards to be granted to me under the Plan in the future; or _______ The following Awards that have been granted to me under the Plan: (List Awards Covered) Award Grant Date Number of Shares of Stock 4. General Terms This instrument does not modify, extend or increase any rights or benefits otherwise provided for by any Award under the Plan. All terms used in this instrument shall have the meaning provided for under the Plan, unless otherwise indicated herein. This instrument is not applicable to Common Stock of ONEOK, Inc. that I have acquired outright and without any restrictions or limitations under the Plan prior to my death. This instrument revokes and supersedes any prior designation of a Beneficiary (or Beneficiaries) made by me with respect to the Awards covered by this Beneficiary Designation as set forth in Paragraph 3. IN WITNESS WHEREOF, I have signed this instrument this day of ____________, __________. Plan Participant __________________________________ Witness __________________________________ Witness RECEIVED AND ACKNOWLEDGED this ____ day of ________, 20__, ______________________________________